UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/19/2008

ENTRUST, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24733

Maryland	621670648
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Hanover Park, 16633 Dallas Parkway, Suite 800, Addison, TX 75001
(Address of principal executive offices, including zip code)

972-713-5800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 19, 2008, the Board of Directors of Entrust, Inc. (NASDQ: ENTU) ("Entrust") approved the award of retention bonuses ("Retention Bonuses") to certain officers of Entrust, as follows:

F. William Conner - $275,000
David Wagner - $75,000
Peter Bello - $45,000
Steven Holton - $10,000
Andrew Pinder - $75,000
Kevin Simzer - $75,000

Each Retention Bonus is payable as follows: (i) one-seventh (1/7th) of the Retention Bonus shall vest and become payable at the end of each fiscal quarter of the Company over the seven (7) calendar quarters commencing on January 1, 2008, provided that the officer continues to be actively employed throughout the applicable quarter and up to and including the applicable payment date in respect of such quarter; (ii) payments of the vested portion of the Retention Bonus will be made on the first pay date following the end of the quarter for which a portion of the Retention Bonus has vested, and (iii)any unpaid portion of the Retention Bonus which remains outstanding shall vest and become payable within 60 days of the earliest of one of the following events: (1) the officer's death, (2) the officer becoming disabled, (3) termination of the officer's employment by the Company without Cause (as defined in the applicable retention bonus award letter) or (4) the occurrence of an "Acquisition Event" (as defined in the Company's 2006 Stock Incentive Plan). If the officer resigns his employment for any reason, he will forfeit any portion of the Retention Bonus that has not previously been paid.

The foregoing description of the Retention Bonuses does not purport to be complete and is qualified in its entirety by reference to the full text of the retention bonus award letters, copies of which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 of this Form 8-K and are incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.         Description

EX-10.1               Retention Bonus Award Letter, dated February 19, 2008, to F. William Conner

EX-10.2               Retention Bonus Award Letter, dated February 19, 2008, to David Wagner

EX-10.3               Retention Bonus Award Letter, dated February 19, 2008, to Peter Bello

EX-10.4               Retention Bonus Award Letter, dated February 19, 2008, to Steven Holton

EX-10.5               Retention Bonus Award Letter, dated February 19, 2008, to Andrew Pinder

EX-10.6               Retention Bonus Award Letter, dated February 19, 2008, to Kevin Simzer

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRUST, INC.

Date: February 25, 2008	By:	/s/ David Wagner
David J. Wagner
Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Retention Bonus Award Letter, dated February 19, 2008, to F. William Conner
EX-10.2	Retention Bonus Award Letter, dated February 19, 2008, to David Wagner
EX-10.3	Retention Bonus Award Letter, dated February 19, 2008, to Peter Bello
EX-10.4	Retention Bonus Award Letter, dated February 19, 2008, to Steven Holton
EX-10.5	Retention Bonus Award Letter, dated February 19, 2008, to Andrew Pinder
EX-10.6	Retention Bonus Award Letter, dated February 19, 2008, to Kevin Simzer